================================================================================

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder Institution:

I am most pleased to report that Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 28.85% in 1998. This performance has brought the Fund's three-year average annual return to 26.05%, the five-year average annual return to 19.93%, and the ten-year average annual return to 16.30%. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and dividends in the Fund, the shareholder institution's investment would have grown to $23,558,607 on December 31, 1998.

Oh, what a difference a generation makes. It was just about that long ago when our nation was witnessing a 21.5% prime rate, a 13% Consumer Price Index, a 10.5% unemployment rate and a long-term Treasury bond yielding over 14%. Here we are on the eve of the millennium and the United States is about to enter its eighth year of uninterrupted prosperity. Even more astonishing is that only three quarters of recession separates this expansion from the previous one which began, over sixteen years ago, in 1982's final quarter.

Call it luck, or call it part of the United States economy's incomplete metamorphosis to a more technology-driven, information-oriented society or call it something else, but things have changed. Pricing power in our economy today is extremely limited. Deflation has engulfed about one-third of the world's population and many of the globe's low cost producers reside beyond our borders. As a result, most companies must continue to tighten their cost structures to protect profit margins and avoid losing market share. Adding to profit margin pressures is the fact that export growth remains sluggish and many imports today are lower in price than a year ago.

Fortunately, over 80% of American workers labor in the service industry and just 8% of American workers toil in manufacturing. Being a consumer-driven (65% of GDP) nation and not an export-driven nation gives our economy some added protection from the global slowdown. Also, since the U.S. spends over 40% of the world's technology dollars and began its technology transition over a generation ago, our economic insulation is further reinforced. Job insecurity and "aging baby boomers" are helping to keep prices in check because wage demands are not terribly onerous.

All is not golden. Some caution lights are flashing. The rate of corporate profit growth, for example, is slowing. Consumers, on balance, are spending more than they are earning and some are letting their stock market gains do their savings for them. Although federal debt as a percent of GDP is dropping, business debt continues to expand as companies increase their research and development budgets and add to their capital expenditure programs. Some are also financing share repurchase programs.

It is hard to predict how long this expansion will last, but the economic dominance of the United States is spellbinding. Although we account for just 4% of the world's population, we produce 28% of world economic output. Last year's Consumer Price Index of 1.6% was the lowest since the current recovery began. United States corporations remain the world's most profitable and our workers are the most productive. We are also the planet's largest exporter and largest importer.

More and more Americans continue to participate in our nation's economic progress through equity investing. It was just twenty years ago when the average daily trading volume on the New York Stock Exchange was 28 million shares. Today it exceeds 650 million shares. Twenty years ago, less than $40 billion was held in equity mutual funds. It now totals $2.6 trillion.

The Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash-flow, should continue to be well positioned to capitalize on both United States and world economic growth.

We wish to give a special note of thanks to those Savings Banks Life Insurance
(SBLI) department shareholders that continue to increase their investment in the Fund.

--------------------------------------------------------------------------------

================================================================================

The Fund enables SBLI departments to match a long-term liability (life insurance) with a long-term asset (common stock). Past history continues to demonstrate that common stock has been an excellent long-term asset with which to offset life insurance liability. For example, the earnings per share growth for the Dow Jones Industrial Average (DJIA) from 1927 through 1997, inclusive, was 4,544%, and the price gain (dividends not included) for the DJIA was 3,834%. From 1977 through 1997, inclusive, the DJIA earnings per share growth was 370% and the price gain equaled 852%. For the ten years-ended 1997, earnings per share grew 160%, and the DJIA price gain totaled 308%. Last year, the DJIA gain of 18.13% exceeded estimated profit growth by over 50%.

                           Sincerely,

                           /s/ Harry P. Doherty
                           --------------------
                           Harry P. Doherty
                           President

--------------------------------------------------------------------------------

================================================================================

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                      PERIODS ENDING DECEMBER 31, 1998(1)

                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
INSTITUTIONAL INVESTORS
  CAPITAL APPRECIATION
  FUND..................  28.85%    26.05%    19.93%    16.30%
        Standard &
          Poor's 500
          Composite
          Stock Price
          Index (S&P
          500)..........  28.58     28.23     24.06     19.21
        Dow Jones
          Industrial
          Average
          (DJIA)........  18.13     23.83     22.25     18.76
        Lipper Growth &
          Income Funds
          Average.......  15.59     21.43     18.53     15.76

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Growth & Income Funds Average are from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The following graph shows that an investment of $10,000 in the Fund on December 31, 1988 would have been worth $45,288 on December 31, 1998, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $57,862.

                        CAPITAL APPRECIATION FUND, INC.

                            CUMULATIVE TOTAL RETURN

                              CAF         S&P
                  1988       10,000      10,000
                  1989       12,778      13,160
                  1990       11,856      12,752
                  1991       13,742      16,629
                  1992       15,148      17,892
                  1993       18,250      19,700
                  1994       18,106      19,956
                  1995       22,613      27,445
                  1996       27,321      33,744
                  1997       35,147      45,001
                  1998       45,288      57,862

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Institutional Investors Capital Appreciation Fund's net asset value per share on December 31, 1998 was $195.75 versus $164.68 on December 31, 1997. Shareholders received per share distributions from dividend income of $0.9436, short-term capital gains of $1.8192 and long-term capital gains of $13.4344 during the year. The Fund's total return of 28.85% for the one-year period ending December 31, 1998 marks the fourth consecutive year of total returns greater than 20%. This compares favorably to the one-year total returns of 15.59% for the Lipper Growth & Income Funds Average and 11.19% for the Lipper All Equity Funds Average for the year ending December 31, 1998. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 7-year period beginning December 31, 1991 and ending December 31, 1998, coinciding with the tenure of the current portfolio management team, the Institutional Investors Capital Appreciation Fund has provided a cumulative total return of 229.60%. This compares favorably to the 7-year cumulative return of 178.33% for the Lipper Growth & Income Funds Average and 136.89% for the Lipper All Equity Funds Average. The Fund's average annual total return for the 7-year period ending December 31, 1998 was 18.58% versus 15.75% for the Lipper Growth & Income Funds Average and 13.11% for the Lipper All Equity Funds Average.

The Institutional Investors Capital Appreciation Fund's strong performance relative to its direct comparison, the Lipper Growth & Income Funds Average, was due in large part to solid returns provided by the large capitalization stocks that the Fund emphasizes. As the stock market declined during the summer and into the fall, investors gravitated to the large capitalization issues that would likely experience fewer disruptions from the adverse economic conditions outside the United States. Due to the fact that the investment philosophy adhered to by the Fund's portfolio management team favors large capitalization companies with predictable cash flows, the Fund benefited from the significant portion of its assets deployed in this market sector.

The past four years have certainly been a wonderful time to be invested in the equity markets. As mentioned here over the past few years, equity prices have benefited from steady economic growth coupled with a favorable interest rate environment and the absence of inflationary pressures. During this past year, we have experienced some of the highest economic growth, lowest inflation and lowest interest rates in the last five years. However, corporate profit growth has slowed over the course of the year and the declining interest rate environment may have run its course. As a result, it may be difficult for stock prices to continue to produce returns of the magnitude we have experienced over these past four years.

Volatility was certainly a significant factor during last year. After a strong start in the first half of the year, the stock market sharply reversed course during the summer giving up nearly all of its gains, only to rebound forcefully during the last three months of the year to close at record levels. As the new year begins, we are faced with two additional issues likely to affect the financial markets in the near future, namely the impeachment of our President and economic unrest in Latin America. It would not be surprising if the recent increase in volatility were to continue for some time.

In light of this recent activity, we continue to remain true to our investment discipline. We focus on individual businesses, studying how they manage their capital to produce the most profitable returns that are consistent and sustainable over time. As in prior years, the Institutional Investors Capital Appreciation Fund's investment management team maintained its strategy of accumulating shares in high quality companies with stable cash flow and earnings growth, minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. As our discipline would suggest, we are often able to identify more attractive opportunities for investment during market declines, such as the one we experienced this past summer and are likely to experience at various times in the future.

--------------------------------------------------------------------------------

================================================================================

During 1998, our focus continued to be on large capitalization issues with the additions of Campbell Soup, Electronic Data Systems, Gillette and Merck. We also eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Anheuser-Busch, Clayton Homes, Dover, Illinois Central, Nordson and Vlassic Foods (a spin-off of Campbell Soup).

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK--94.26%:

SHARES                                             VALUE
------                                          ------------
                                                  (NOTE 1)
          ADVERTISING-3.68%
 55,000   Interpublic Group of Cos., Inc. ....  $  4,386,250
          AUTO PARTS--AFTER MARKET-2.25%
 80,000   Genuine Parts Company...............     2,675,000
          BEVERAGES--SOFT DRINKS-2.95%
 52,500   Coca-Cola Company...................     3,510,938
          CHEMICALS--SPECIALTY-3.25%
 87,500   International Flavors &
            Fragrances Inc....................     3,866,406
          COMPUTER SOFTWARE & SERVICES-6.95%
 50,000   Automatic Data Processing, Inc. ....     4,009,375
 85,000   Electronic Data Systems Corp. ......     4,271,250
                                                ------------
                                                   8,280,625
          COMPUTER SYSTEMS-3.01%
 52,500   Hewlett-Packard Co. ................     3,586,406
          DISTRIBUTOR--CONSUMER PRODUCTS-3.34%
145,000   Sysco Corp. ........................     3,978,438
          ELECTRICAL EQUIPMENT-4.80%
 55,000   Emerson Electric Co. ...............     3,440,937
 60,000   Hubbell, Inc. ......................     2,280,000
                                                ------------
                                                   5,720,937
          ELECTRONICS & SEMICONDUCTORS-3.48%
 35,000   Intel Corp. ........................     4,149,688
          ENTERTAINMENT-2.90%
115,000   Walt Disney Co. ....................     3,450,000

SHARES                                             VALUE
------                                          ------------
                                                  (NOTE 1)
          FINANCIAL SERVICES-7.04%
 55,000   Fannie Mae..........................  $  4,070,000
 67,000   Freddie Mac.........................     4,317,313
                                                ------------
                                                   8,387,313
          FOODS-2.91%
 63,000   Campbell Soup Co. ..................     3,465,000
          FOOTWEAR-2.21%
 65,000   Nike, Inc. .........................     2,636,562
          HEALTH CARE--DIVERSIFIED-3.24%
 46,000   Johnson & Johnson...................     3,858,250
          HEALTH CARE--
            PHARMACEUTICALS-6.39%
 80,000   Abbott Laboratories.................     3,920,000
 25,000   Merck & Co., Inc. ..................     3,692,188
                                                ------------
                                                   7,612,188
          HOUSEHOLD PRODUCTS-2.94%
 30,000   Clorox Co. .........................     3,504,375
          OFFICE EQUIPMENT AND SUPPLIES-3.16%
 57,000   Pitney Bowes, Inc. .................     3,765,562
          PERSONAL CARE-3.04%
 75,000   Gillette Co. .......................     3,623,437
          PUBLISHING--NEWSPAPERS-3.20%
 57,500   Gannett Company, Inc. ..............     3,805,781
          RESTAURANTS-5.74%
 55,000   McDonald's Corp. ...................     4,214,375
120,000   Wendy's International, Inc. ........     2,617,500
                                                ------------
                                                   6,831,875

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):
SHARES                                             VALUE
-------                                         ------------
                                                  (NOTE 1)
          RETAIL--DRUG CHAINS-2.95%
 60,000   Walgreen Company....................  $  3,513,750
          RETAIL--FOOD CHAINS-3.74%
 70,000   Albertson's, Inc. ..................     4,458,125
          RETAIL--GENERAL MERCHANDISE-3.76%
 55,000   Wal-Mart Stores, Inc. ..............     4,479,062
          RETAIL--SPECIALTY STORES-4.07%
 86,250   Gap, Inc. ..........................     4,851,563
          TOBACCO-3.26%
 72,500   Philip Morris Companies, Inc. ......     3,878,750
                                                ------------
          Total Common Stock
            (Cost $64,275,888)................  $112,276,281

COMMERCIAL PAPER--5.61%:

PRINCIPAL
  AMOUNT                                             VALUE
----------                                        ------------
                                                    (NOTE 1)
$1,000,000   American Express Credit
               Corp., 5.80%, due
               01/04/99...............            $  1,000,000
 2,500,000   Ford Motor Credit Corp.,
               4.25%, due 01/04/99....               2,500,000
 3,188,000   American Express Credit
               Corp., 4.25%, due
               01/06/99...............               3,188,000
                                                  ------------
             Total Commercial Paper
               (Cost $6,688,000)......               6,688,000
                                                  ------------
             Total Investments
               (Cost $70,963,888*)....   99.87%    118,964,281
             Other assets in excess of
               liabilities............    0.13%        152,948
                                        ------    ------------
             Net Assets...............  100.00%   $119,117,229
                                        ======    ============

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1998, the net unrealized appreciation for tax purposes for all securities of $48,000,393 consists of gross unrealized appreciation of $48,856,028 and gross unrealized depreciation of $855,635.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                DECEMBER 31, 1998
                                                                -----------------
ASSETS:
Investment in securities, at value (Cost $70,963,888).......      $118,964,281
Cash........................................................               647
Dividends and interest receivable...........................           172,390
Prepaid expenses............................................            22,406
                                                                  ------------
  Total assets..............................................       119,159,724
LIABILITY:
Accrued expenses payable....................................            42,495
                                                                  ------------
NET ASSETS, applicable to 608,532 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................      $119,117,229
                                                                  ============
NET ASSETS:
Capital paid in.............................................      $ 71,116,836
Net unrealized appreciation.................................        48,000,393
                                                                  ------------
NET ASSETS..................................................      $119,117,229
                                                                  ============
NET ASSET VALUE, offering and redemption price per share
  ($119,117,229/608,532 shares).............................      $     195.75
                                                                  ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
INVESTMENT INCOME:
INCOME:
  Dividends.................................................  $ 1,351,708
  Interest..................................................      311,625
                                                              -----------
     Total investment income................................    1,663,333
EXPENSES:
  Investment advisory.......................................      777,312
  Administration............................................      105,462
  Directors'................................................       84,218
  Legal.....................................................       48,316
  Insurance.................................................       33,629
  Custodian.................................................       27,897
  Audit.....................................................       19,300
  Transfer agent............................................       18,200
  Printing..................................................        7,683
  Miscellaneous.............................................        7,481
                                                              -----------
     Total expenses.........................................    1,129,498
                                                              -----------
     Net investment income..................................      533,835
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................    8,562,566
Net change in unrealized appreciation.......................   18,296,017
                                                              -----------
Net realized and unrealized gain............................   26,858,583
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $27,392,418
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                  1998              1997
                                                              ------------      ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    533,835      $   584,986
  Net realized gain on investments..........................     8,562,566        4,564,123
  Net change in unrealized appreciation on investments......    18,296,017       15,918,145
                                                              ------------      -----------
Net increase in net assets resulting from operations........    27,392,418       21,067,254

Distributions to shareholders:
  From net investment income................................      (533,835)        (578,036)
  In excess of net investment income........................        (8,840)              --
  From net realized gain on investments.....................    (8,562,566)      (4,564,298)
                                                              ------------      -----------
Total distributions to shareholders.........................    (9,105,241)      (5,142,334)

Net increase from capital share transactions................     3,343,182       11,412,631
                                                              ------------      -----------
     Total increase in net assets...........................    21,630,359       27,337,551
NET ASSETS:
  Beginning of year.........................................    97,486,870       70,149,319
                                                              ------------      -----------
  End of year (including undistributed net investment income
     of $7,784 at December 31, 1997)........................  $119,117,229      $97,486,870
                                                              ============      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                        YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------
                                                 1998            1997            1996            1995             1994
                                                 ----            ----            ----            ----             ----
NET ASSET VALUE, beginning of year...........  $ 164.68         $135.64         $121.75         $112.12          $137.22

INCOME FROM OPERATIONS:
  Net investment income......................      0.93            1.10            1.09            1.20             1.78
  Net realized and unrealized gain (loss) on
    investments..............................     46.33           37.34           24.39           26.55            (2.88)
                                               --------         -------         -------         -------          -------
      Total from investment operations.......     47.26           38.44           25.48           27.75            (1.10)

DISTRIBUTIONS:
  From net investment income.................     (0.93)          (1.09)          (1.09)          (1.20)           (1.73)
  In excess of net investment income.........     (0.01)             --              --           (0.03)              --
  From net realized gains on investments.....    (15.25)          (8.31)         (10.50)         (16.89)          (22.27)
                                               --------         -------         -------         -------          -------
      Total distributions....................    (16.19)          (9.40)         (11.59)         (18.12)          (24.00)
                                               --------         -------         -------         -------          -------
NET ASSET VALUE, end of year.................  $ 195.75         $164.68         $135.64         $121.75          $112.12
                                               ========         =======         =======         =======          =======
Total return.................................     28.85%          28.64%          20.82%          24.90%           (0.80)%
Ratio of expenses to average net assets......      1.07%           1.16%           1.28%(1)        1.39%(1)         1.06%
Ratio of net investment income to average net
  assets.....................................      0.51%           0.71%           0.82%           0.94%            1.30%
Portfolio turnover rate......................        22%             27%             48%             85%              59%
Average commission rate per share (2)........  $ 0.0453         $0.0473         $0.0447              --               --
NET ASSETS, end of year (000's)..............  $119,117         $97,487         $70,149         $55,234          $40,227

--------------------------------------------------------------------------------

(1) Without fee waivers for the years ended December 31, 1996 and 1995, the ratios of expenses to average net assets would have been 1.29% and 1.43%, respectively.

(2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm Eastern Time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the years ended December 31, 1998 and 1997.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, a Vice President of the Fund. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC"), an affiliate of PNC Bank Corp., is the Fund's administrator and transfer agent. As compensation for its administrative services, PFPC receives fees from the Fund computed at an annual rate of 0.10% of the first $200,000,000 of the Fund's average daily net assets, 0.075% of the next $200,000,000, 0.05% of
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

the next $200,000,000, and 0.03% of average daily net assets in excess of $600,000,000 (exclusive of out-of-pocket expenses). As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

NOTE 3--CAPITAL STOCK

At December 31, 1998, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1998 and 1997, respectively, were as follows:

                                                            SHARES                   AMOUNT
                                                       -----------------   ---------------------------
                                                        1998      1997         1998           1997
                                                       -------   -------   ------------   ------------
Shares sold..........................................   57,835   135,463   $ 10,620,797   $ 21,293,784
Shares issued in reinvestment of dividends...........   43,487    30,764      8,418,691      4,877,038
                                                       -------   -------   ------------   ------------
                                                       101,322   166,227     19,039,488     26,170,822
Shares redeemed......................................  (84,761)  (91,425)   (15,696,306)   (14,758,191)
                                                       -------   -------   ------------   ------------
Net increase.........................................   16,561    74,802   $  3,343,182   $ 11,412,631
                                                       =======   =======   ============   ============

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1998, were $21,686,782 and $26,162,725, respectively.

NOTE 5--SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of Stockholders of the Fund was held on April 22, 1998, at which the stockholders voted on two proposals. The proposals and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each. The results of voting were as follows:

                                                                EXPIRATION
                                                                 OF TERM        FOR
                                                                ----------    -------
Timothy A. Dempsey..........................................       2001       347,432
Clifford E. Kelsey, Jr. ....................................       2001       347,432
Joseph L. Mancino...........................................       2001       347,432
Charles M. Sprock...........................................       2001       347,432
John M. Tsimbinos...........................................       2001       347,432

In addition, Messrs. Ralph F. Brouty, Robert P. Capone, Harry P. Doherty, Chris
C. Gagas, Edward P. Henson, Michael R. Kallet, Stephen J. Kelly, Robert E. Kernan, Jr., William A. McKenna, Jr. and Vincent F. Palagiano continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31,1998. All 347,432 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of the Institutional Investors Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Institutional Investors Capital Appreciation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Investors Capital Appreciation Fund, Inc. as of December 31, 1998, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Philadelphia, PA
January 19, 1999

================================================================================

INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

   HARRY P. DOHERTY
     President

   MICHAEL R. KALLET
     Vice President

   EDWARD E. SAMMONS, JR.
     Vice President and
     Secretary

   MARK F. TRAUTMAN
     Vice President


   TIMOTHY A. DEMPSEY
     Executive Vice President

   RODGER D. SHAY
     Vice President and
     Assistant Secretary

   JOHN J. MCCABE
     Vice President

   JAY F. NUSBLATT
     Treasurer

BOARD OF DIRECTORS

   RALPH F. BROUTY
   ROBERT P. CAPONE
   TIMOTHY A. DEMPSEY
   HARRY P. DOHERTY
   CHRIS C. GAGAS
   EDWARD P. HENSON
   MICHAEL R. KALLET
   STEPHEN J. KELLY
   CLIFFORD E. KELSEY, JR.
   ROBERT E. KERNAN, JR.
   JOSEPH L. MANCINO
   WILLIAM A. MCKENNA, JR.
   VINCENT F. PALAGIANO
   CHARLES M. SPROCK
   JOHN M. TSIMBINOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Co.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
1601 Market Street
Philadelphia, Pennsylvania 19103



-------------------------------------


         INSTITUTIONAL
             INVESTORS
               CAPITAL
          APPRECIATION
             FUND, INC.





           Annual Report
          To Shareholders
         December 31, 1998



-------------------------------------